PROVISIONS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2019
Disclosure of other provisions [abstract]
PROVISIONS AND CONTINGENT LIABILITIES
PROVISIONS AND CONTINGENT LIABILITIES
The Company’s current known provisions and contingent liabilities consist of environmental and restoration obligations, termination benefits and other, and litigation.
The reconciliation of the Company’s provisions is as follows:

	Environmental	Restoration	Termination benefits and other	Litigation	Total
	$	$	$	$	$
Balance as of December 31, 2017	2,288	997	554	39	3,878
Provisions assumed through business acquisitions	50	602	30	942	1,624
Additional provisions	100	7	2,054	250	2,411
Amounts used	(88)	(5)	(769)	(33)	(895)
Amounts reversed	(506)	—	—	—	(506)
Net foreign exchange differences	(15)	(33)	(8)	—	(56)
Balance as of December 31, 2018	1,829	1,568	1,861	1,198	6,456

Amount presented as current	184	50	1,772	256	2,262
Amount presented as non-current	1,645	1,518	89	942	4,194
Balance as of December 31, 2018	1,829	1,568	1,861	1,198	6,456

Additional provisions	—	—	2,274	31	2,305
Amounts used	(311)	—	(3,184)	(273)	(3,768)
Amounts reversed	—	—	—	(192)	(192)
Net foreign exchange differences	6	18	10	—	34
Balance as of December 31, 2019	1,524	1,586	961	764	4,835

Amount presented as current	84	50	868	764	1,766
Amount presented as non-current	1,440	1,536	93	—	3,069
Balance as of December 31, 2019	1,524	1,586	961	764	4,835

The environmental provision activity pertains primarily to the post-closure activities of the Columbia, South Carolina, Johnson City, Tennessee and Montreal, Quebec manufacturing facilities.
The restoration provision pertains to leases at manufacturing facilities where the Company is obligated to restore the leased properties to the same condition that existed at the lease commencement date. Restoration obligations increased during the year ended December 31, 2018 due to the additional leased manufacturing facilities as a result of the Company's purchase of Polyair on August 3, 2018. Refer to Note 19 for additional information on business acquisitions.
Termination benefit activity during the year ended December 31, 2019 relates primarily to initiatives associated with acquisition integration efforts and the closures of the Montreal, Quebec and Johnson City, Tennessee manufacturing facilities. Termination benefits added during the year ended December 31, 2018 were primarily related to the closure of the Johnson City, Tennessee manufacturing facility. Refer to Note 4 for additional information on manufacturing facility closures, restructuring and other related charges.
The Company is engaged from time-to-time in various legal proceedings and claims that have arisen in the ordinary course of business. The outcome of all of the proceedings and claims against the Company is subject to future resolution, including the uncertainties of litigation. Based on information currently known to the Company and after consultation with outside legal counsel, management believes that the probable ultimate resolution of any such proceedings and claims, individually or in the aggregate, will not have a material adverse effect on the financial condition of the Company, taken as a whole, and accordingly, no material amounts have been recorded as of December 31, 2019.
As of December 31, 2019, and 2018, no reimbursements are expected to be received by the Company for any of the provided amounts and there were no contingent assets at any of the financial statement reporting dates covered by these consolidated financial statements.